12/3/2015
Russell Investment Grade Bond Fund
CH47
Loomis, Sayles & Company, L.P.
06050TME9
Bank of America NA
Bank of America Securities LLC
Bank of America Merill Lynch
Natixis Securities North America
$14,572,000
$1,340,000
$1,250,000,000
$100.000
$100.000
1.000%

12/7/2015
Russell Investment Grade Bond Fund
CH47
Loomis, Sayles & Company, L.P.
225433AJ0
Credit Suisse
Credit Suisse
Credit Suisse Securities USA LLC
Natixis Securities North America
$17,603,842
$1,769,667
$2,000,000,000
$99.812
$99.812
0.350%

10/16/2015
Russell Investment Grade Bond Fund
CH47
Loomis, Sayles & Company, L.P.
38141GVS0
Goldman Sachs Group Inc.
Goldman Sachs and Co.
Goldman Sachs; ABN Amro Capital USA LLC; Banco Santander (US); Bank of
Nova Scotia (US); BBVA Securities Inc; BNY Capital Markets; Capital One
Financial; Commerz Markets LLC; DBS Group; Drexel Hamilton LLC; Fifth
Third Bank; ING Capital LLC; Key Capital Markets Inc; Lloyds Bank
PLC/United States; Loop Capital Markets LLC; Mischler Financial Group;
Mizuho Securities USA Inc; Natixis/New York NY; PNC Capital Markets; RBC
Capital Markets; RBS Securities Corp; Siebert Capital Markets; SMBC Nikko
Securities America; Standard Chartered Bank (US); SunTrust Robinson
Humphrey; TD Securities; US Bancorp;
Natixis/New York NY
$1,676,501
$203,122
$1,750,000,000
$99.084
$99.084
0.875%

10/22/2015
Russell Investment Grade Bond Fund
CH47
Loomis, Sayles & Company, L.P.
46625HNX4
JPMorgan Chase & Co
JP Morgan Chase Securities
JP Morgan Securities; ANZ Securities; BBVA Securities Ltd; Capital One
Southcoast Inc; Commonwealth Bank of Australia; Danske Markets; ING
Financial Markets LLC; Loop Capital Markets LLC; MFR Securities Inc;
Natixis Securities North America; SunTrust Robinson Humphrey; Williams
Capital Group LP

Natixis Securities North America
$6,579,216
$630,350
$2,500,000
$99.897
$99.897
0.350%

12/11/2015
Russell Tax Exempt High Yield Bond Fund
GUV1
Goldman Sachs Asset Management, L.P.
454898TX5
Indiana Municipal Power Agency
Citigroup Global Markets Inc
Goldman Sachs & Co; Barclays Capital Inc; Citigroup Global Markets Inc;
City Securities Corporation; JPMorgan Securities LLC; Merrill Lynch
Pierce Fenner & Smith Inc; PNC Capital Markets LLC; US Bancorp
Investments Inc.
Goldman Sachs & Co.
$286,163
$286,163
$180,180,000
$114.465
$114.465
0.350%

3/17/2016
RIC Russell Investment Grade Bond Fund
CH47
Loomis, Sayles & Company, L.P.
026874DH7
American Intel Group
RBC Dominion Securities
Barclays Capital; Deutsche Bank Securities, Inc.; Mizuho Securities USA,
Inc.; RBC Capital Markets; SMBC Nikko Securities America, Inc.; US
Bancorp.; ANZ Securities; ING Financial Markets, LLC; nabSecruties LLC;
Natixis Securities North America, Inc.; PNC Captial Markets; Santander
Investment Securities Inc.; Soctia Capital USA Inc.; SG Americas
Securities, LLC; Standard Charterd Bank (US); UniCredit Capital Markets,
Inc.
Natixis Securities North America
$15,061,466
$284,858
$150,000,000
$99.950
$99.950
0.450%

1/5/2016
RIC Russell Investment Grade Bond Fund
CH47
Loomis, Sayles & Company, L.P.
06738EAN5
Barclays PLC
Barclays
Barclays Capital; Academy Securities, Inc.; ING US Capital Corp.;
Lebenthal & Co., Inc.; MFR Securities, Inc.; Natixis/New York NY; Nordea
Bank Norge ASA/NY; PNC Securities Corp; Stander Bank NA; Standard
Chartered Bank (US); USB Capital Resources, Inc.; Williams Capital Group
LP
Natixis / New York
$16,010,486
$523,433
$2,500,000,000
$99.512
$99.512
0.450%

2/29/2016
RIC Russell Investment Grade Bond Fund
CH47
Loomis, Sayles & Company, L.P.
06051GFU8
Bank of America Corp.
Bank of America Merrill Lynch
Bank of America Merrill Lynch;
Natixis
$4,312,000
$458,000
$2,000,000,000
$100.000
$100.000
0.450%

3/1/2016
RIC Russell Investment Grade Bond Fund
CH47

Loomis, Sayles & Company, L.P.
404280AV1
HSBC Holdings PLC (3.04 03/08/21)
HSBC
HSBC Securities; ANB AMRO Bank NV/Old; A
NZ Grindlays Bank; Banco Santander; Bank of Nova Scotia (US); BMO Capital
Markets Corp.; CIBC World Markets PLC; Citigroup Global Markets, Ltd.;
Commerzbank; Danske Bank; ING Bank NV Niederlassung; Mizuho International
PLC; NAB Capital Markets; Natixis/New York NY; RBC Capital Markets; Wells
Fargo Securities LLC
Natixis Securities North America
$6,889,257
$676,454
$3,000,000,000
$99.772
$99.772
0.325%

3/1/2016
RIC Russell Investment Grade Bond Fund
CH47
Loomis, Sayles & Company, L.P.
404280AW9
HSBC Holdings PLC (4.30 03/08/26)
HSBC
HSBC Securities; ABN Amro/Old; ANZ Securities; Bank of Nova Scotia (US);
BMO Capital Markets Corp.; CIBC Inc; Citigroup Global Markets Inc,;
Commerzbank Capital Markets Corp.; Danske Bank; ITG Capital LLC; Ing
Capital; ING Captal, Mizhuo Securities USA Inc.; National Australia Bank
Ltd.; Natizis, Mew Markets; RBC Capital Markets; Wells Fargo Securities
LLC
Natixis Securities North America
$13,428,500
$293,574

$3,000,000,000
$99.855
$99.855
0.425%

3/10/2016
RIC Russell Global Real Estate Securities Fund
GU12
Morgan Stanley Investment Management Inc.
652777905
Orix JREIT, Inc.
SMBC Nikko Securities, UBS, Daiwa Securities, Nomura International PLC

Daiwa Securities Co. Ltd.; Nomura Securities Co. Ltd.; UBS Securities
Limited (Japan); SMBC Nikko Securities Inc.; Mitsubishi UFJ Morgan
StanleySecurities; Mizuho Securities Co., Ltd.; Merrill Lynch Japan,
Inc.; Toyo Securities Co.; Ltd.; Tokai Tokyo Securities Co., Ltd.; Okasan
Securities Co., Ltd.
Mitsubishi UFJ Morgan Stanley Securities
¥319,614,360
$20,356
¥15,766,764,000
¥164,580
¥170,200
¥5,233

3/24/2016
RIC Russell Global Real Estate Securities Fund
GU12
Morgan Stanley Investment Management Inc.
B00STP902
Invincible Investment Corp
Citibank N.A. London
Mizhuo Securities; Morgan Stanley; Mizuho International plc; Citigroup;
SMBC Nikko; Nomura;
Morgan Stanley
$1,202,986,204
$373,635
$37,320,186,101
$81,217.000
$82,300
2605.000%

3/29/2016
RIC Russell Global Real Estate Securities Fund
GU12
Morgan Stanley Investment Management Inc.
74736A103
QTS Realty Trust, Inc B
ank of America Merrill Lynch
BofA Merrill Lynch; J.P. Morgan; Stifel; Deutsche Bank Securities;
Jeffereis; Eversore ISI; KeyBanc Capital Markets; Goldman, Sachs & Co.;
SunTrust Robinson Humphrey; Morgan Stanley; RBC Capital Markets; Baird;
PNC Capital Markets LLC; TD Securities

Morgan Stanley
$5,687,500
$211,166
$250,250,000
$45.500
$46.650
$1.82 per share